Exhibit 99.1

Hewlett Packard Enterprise 3000 Hanover Street Palo Alto, CA 94304 hpe.com
Editorial contact
Jennifer Temple,
Hewlett Packard Enterprise
corpmediarelations@hpe.com

HPE Investor Relations
Investor.relations@hpe.com

News Release
HPE Reports Fiscal 2018 Full-Year and Fourth Quarter Results
•    Fourth quarter net revenue of $7.9 billion, up 4% from the prior-year period, and up 3% when adjusted for currency
•    Fourth quarter GAAP diluted net earnings per share of ($0.52), below the previously provided outlook of $0.16 to $0.21 per share, primarily related to the impact of U.S. Tax Reform
•    Fourth quarter non-GAAP diluted net earnings per share of $0.45, above the previously provided outlook of $0.39 to $0.44 per share, and up 55% from the prior-year period’s net earnings per share from continuing operations
•    Fiscal 2018 net revenue of $30.9 billion, up 7% from fiscal 2017, and up 5% when adjusted for currency
•    Fiscal 2018 GAAP diluted net earnings per share of $1.23, below the previously provided outlook of $1.85 to $1.90 per share, primarily related to the impact of U.S. Tax Reform
•    Fiscal 2018 non-GAAP diluted net earnings per share of $1.56, above the previously provided outlook of $1.50 to $1.55 per share, and up 63% from the prior-year period’s net earnings per share from continuing operations
•
Returned $4.1 billion to shareholders in the form of share repurchases and dividends in fiscal 2018, up 39% from the prior-year period
•
Maintains fiscal 2019 GAAP diluted net earnings per share outlook of $0.73 to $0.83 and non-GAAP diluted net earnings per share outlook of $1.51 to $1.61, up 8% year-over-year at the mid-point of the range, from the fiscal 2018 non-GAAP diluted net earnings per share, adjusted for pension accounting and taxes, of $1.45

PALO ALTO, Calif., December 4, 2018 - Hewlett Packard Enterprise (NYSE: HPE) today announced financial results for its fiscal 2018 and the fourth quarter, ended October 31, 2018.

Fourth Quarter Fiscal Year 2018 Results

Fourth quarter net revenue of $7.9 billion was up 4% from the prior-year period and up 3% when adjusted for currency.

Fourth quarter GAAP diluted net earnings per share (“EPS”) from continuing operations was ($0.53), down from GAAP diluted net EPS from continuing operations of $0.23 in the prior-year period

Fourth quarter non-GAAP diluted net EPS from continuing operations was $0.45, up from non-GAAP diluted net EPS from continuing operations of $0.29 in the prior-year period. Fourth quarter non-GAAP net earnings from continuing operations and non-GAAP diluted net EPS from continuing operations exclude after-tax adjustments of $1.4 billion and $0.98 per diluted share, respectively, primarily related to the impact of U.S. tax reform, impairment of goodwill, amortization of intangible assets, an adjustment to earnings from equity interests and tax indemnification adjustments.

Fiscal 2018 Full-Year Results
Fiscal 2018 net revenue of $30.9 billion was up 7% from the prior-year period and up 5% when adjusted for currency.

Fiscal 2018 GAAP diluted net EPS from continuing operations was $1.30, up from GAAP diluted net EPS from continuing operations of $0.26 in the prior-year period.

Fiscal 2018 non-GAAP diluted net EPS from continuing operations was $1.56, up from non-GAAP diluted net EPS from continuing operations of $0.96 in the prior year. Fiscal 2018 non-GAAP net earnings from continuing operations and non-GAAP diluted net EPS from continuing operations exclude after-tax adjustments of $406 million and $0.26 per diluted share, respectively, primarily related to the impact of U.S. tax reform, transformation costs, amortization of intangible assets, an adjustment to earnings from equity interests, tax indemnification adjustments and income tax valuation allowances. Fiscal 2018 adjusted non-GAAP diluted net EPS of $1.45 excludes $0.08 for certain non-service pension costs/(benefits), and $0.03 for changes in non-GAAP effective tax rate.

“Hewlett Packard Enterprise delivered another impressive quarter in Q4, concluding a very successful fiscal year 2018 marked by significant transformation and achievement,” said Antonio Neri, President and CEO of HPE. “We exceled in delivering differentiated new capabilities for our customers that drove meaningful top line growth while expanding margins that fueled strong cash flow and shareholder returns. As we close my first fiscal year as CEO, I am incredibly proud of where we stand in the marketplace and of our innovative culture. In 2019, I have great confidence that our experienced global team and proven strategy will accelerate what comes next for our customers from edge to cloud.”

HPE fiscal 2018 full-year and fourth quarter continuing operations financial performance

	FY18	FY17	Y/Y	Q4 FY18	Q4 FY17	Y/Y
GAAP net revenue ($B)	$30.9	$28.9	6.9%	$7.9	$7.7	3.7%
GAAP operating margin	6.0%	2.2%	3.8 pts.	8.6%	(2.9)%	11.5 pts.
GAAP net earnings ($B)	$2.0	$0.4	361.5%	-$0.8	$0.4	(304.2)%
GAAP diluted net earnings per share	$1.30	$0.26	400.0%	-$0.53	$0.23	(330.4)%
Non-GAAP operating margin	9.0%	7.6%	1.4 pts	10.1%	8.2%	1.9 pts.
Non-GAAP net earnings ($B)	$2.4	$1.6	50.4%	$0.7	$0.5	40.6%
Non-GAAP diluted net earnings per share	$1.56	$0.96	62.5%	$0.45	$0.29	55.2%
Cash flow from operations ($B)	$3.0	$1.3	$1.7	$1.3	$0.9	$0.4
Information about HPE’s use of non-GAAP financial information is provided under “Use of non-GAAP financial information” below.

Outlook
For the fiscal 2019 first quarter, Hewlett Packard Enterprise estimates GAAP diluted net EPS to be in the range of $0.19 to $0.23 and non-GAAP diluted net EPS to be in the range of $0.33 to $0.37. Fiscal 2019 first quarter non-GAAP diluted net EPS estimates exclude after-tax costs of approximately $0.14 per diluted share, primarily related to transformation costs and the amortization of intangible assets.

For fiscal 2019 full-year, Hewlett Packard Enterprise maintains the GAAP diluted net EPS range of $0.73 to $0.83 and the non-GAAP diluted net EPS range of $1.51 to $1.61. Fiscal 2019 non-GAAP diluted net EPS estimates exclude after-tax costs of approximately $0.78 per diluted share, primarily related to transformation costs, the amortization of intangible assets, and an adjustment to earnings from equity interests.

Fourth Quarter Fiscal Year 2018 Segment Results

•
Intelligent Edge revenue was $814 million, up 17% year over year and up 15% when adjusted for currency, with 10.1% operating margin. HPE Aruba Product revenue was up 17%, up 15% when adjusted for currency, and HPE Aruba Services revenue was up 16%, up 16% when adjusted for currency.

•
Hybrid IT revenue was $6.4 billion, up 5% year over year and up 4% when adjusted for currency, with 11.9% operating margin. Compute revenue was up 9%, up 7% when adjusted for currency, Storage revenue was up 6%, up 4% when adjusted for currency, DC Networking revenue was up 2%, down 1% when adjusted for currency, and HPE Pointnext revenue was down 3%, down 3% when adjusted for currency.

•
Financial Services revenue was $939 million, down 7% year over year and down 5% when adjusted for currency, net portfolio assets were flat year over year, and financing volume was up 8% year over year. The business delivered an operating margin of 7.8%.

About Hewlett Packard Enterprise
Hewlett Packard Enterprise is a global technology leader focused on developing intelligent solutions that allow customers to capture, analyze and act upon data seamlessly from edge to cloud. HPE enables customers to accelerate business outcomes by driving new business models, creating new customer and employee experiences, and increasing operational efficiency today and into the future.

Use of non-GAAP financial information

To supplement Hewlett Packard Enterprise’s condensed consolidated financial statement information presented on a generally accepted accounting principles (GAAP) basis, Hewlett Packard Enterprise provides revenue on a constant currency basis and revenue adjusted for divestitures and currency, as well as non-GAAP operating expense, non-GAAP operating profit, non-GAAP operating margin, non-GAAP income tax rate, non-GAAP net earnings from continuing operations, non-GAAP net earnings from discontinued operations, non-GAAP diluted net earnings per share from continuing operations, adjusted non-GAAP diluted net earnings per share, non-GAAP diluted net earnings per share from discontinued operations, gross cash, free cash flow, net capital expenditures, net debt, net cash, operating company net debt and operating company net cash financial measures. Hewlett Packard Enterprise also provides forecasts of non-GAAP diluted net earnings per share and free cash flow. A reconciliation of adjustments to GAAP financial measures for this quarter and prior periods is included in the tables below or elsewhere in the materials accompanying this news release. In addition, an explanation of the ways in which Hewlett Packard Enterprise’s management uses these non-GAAP measures to evaluate its business, the substance behind Hewlett Packard Enterprise’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which Hewlett Packard Enterprise’s management compensates for those limitations, and the substantive reasons why Hewlett Packard Enterprise’s management believes that these non-GAAP measures provide useful information to investors is included under “Use of non-GAAP financial measures” further below. This additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for revenue, operating profit, operating margin, net earnings from continuing operations, net earnings from discontinued operations, diluted net earnings per share from continuing operations, diluted net earnings per share from discontinued operations, cash and cash equivalents, cash flow from operations, investments in property, plant and equipment, or total company debt prepared in accordance with GAAP.

Forward-looking statements

This press release contains forward-looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of Hewlett Packard Enterprise may differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any projections of revenue, margins, expenses, effective tax rates, the impact of the U.S. Tax Cuts and Job Act of 2017, including the effect on deferred tax assets and the one-time transition tax on unremitted foreign earnings, net earnings, net earnings per share, cash flows, benefit plan funding, deferred tax assets, share repurchases, currency exchange rates or other financial items; any projections of the amount, timing or impact of cost savings or restructuring charges; any statements of the plans, strategies and objectives of management for future operations, as well as the execution of transformation and restructuring plans and any resulting cost savings, revenue or profitability improvements; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on Hewlett Packard Enterprise and its financial performance; any statements regarding pending investigations, claims or disputes; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing.

Risks, uncertainties and assumptions include the need to address the many challenges facing Hewlett Packard Enterprise’s businesses; the competitive pressures faced by Hewlett Packard Enterprise’s businesses; risks associated with executing Hewlett Packard Enterprise’s strategy; the impact of macroeconomic and geopolitical trends and events; the need to manage third-party suppliers and the distribution of Hewlett Packard Enterprise’s products and the delivery of Hewlett Packard Enterprise’s services effectively; the protection of Hewlett Packard Enterprise’s intellectual property assets, including intellectual property licensed from third parties and intellectual property shared with its former Parent; risks associated with Hewlett Packard Enterprise’s international operations; the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the execution and performance of contracts by Hewlett Packard Enterprise and its suppliers, customers, clients and partners; the hiring and retention of key employees; integration and other risks associated with business combination and investment transactions; and the execution, timing and results of any transformation or restructuring plans, including estimates and assumptions related to the cost (including any possible disruption of Hewlett Packard Enterprise's business) and the anticipated benefits of the transformation and restructuring plans; the effects of the U.S. Tax Cuts and Jobs Act and related guidance and regulations that may be implemented; the resolution of pending investigations, claims and disputes; and other risks that are described in Hewlett Packard Enterprise’s Annual Report on Form 10-K for the fiscal year ended October 31, 2017 and subsequent Quarterly Reports on Form 10-Q.

As in prior periods, the financial information set forth in this press release, including tax-related items, reflects estimates based on information available at this time. While Hewlett Packard Enterprise believes these estimates to be reasonable, these amounts could differ materially from reported amounts in the Hewlett Packard Enterprise Annual Report on Form 10-K for the fiscal year ended October 31, 2018. Hewlett Packard Enterprise assumes no obligation and does not intend to update these forward-looking statements.

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (Unaudited) (In millions, except per share amounts)

	Three months ended
	October 31, 2018	July 31, 2018	October 31, 2017
Net revenue	$7,946	$7,764	$7,660
Costs and expenses:
Cost of sales	5,489	5,384	5,383
Research and development	439	434	364
Selling, general and administrative	1,219	1,203	1,288
Amortization of intangible assets	72	72	86
Impairment of goodwill	88	—	—
Restructuring charges	5	2	113
Transformation costs	(74)	131	328
Disaster Charges	—	—	93
Acquisition and other related charges	12	24	53
Separation costs	12	(2)	202
Defined benefit plan settlement charges and remeasurement (benefit)	—	—	(26)
Total costs and expenses	7,262	7,248	7,884
Earnings (loss) from continuing operations	684	516	(224)
Interest and other, net	(111)	(64)	(76)
Tax indemnification adjustments(a)	(12)	2	(2)
Earnings from equity interests	15	11	1
Earnings (loss) from continuing operations before taxes	576	465	(301)
(Provision) benefit for taxes(b)	(1,348)	(13)	679
Net (loss) earnings from continuing operations	(772)	452	378
Net earnings (loss) from discontinued operations	15	(1)	146
Net (loss) earnings	$(757)	$451	$524
Net (loss) earnings per share:
Basic
Continuing operations	$(0.53)	$0.30	$0.23
Discontinued operations	0.01	—	0.09
Total basic net (loss) earnings per share	$(0.52)	$0.30	$0.32
Diluted
Continuing operations	$(0.53)	$0.29	$0.23
Discontinued operations	0.01	—	0.09
Total diluted net (loss) earnings per share	$(0.52)	$0.29	$0.32
Cash dividends declared per share	$0.1125	$0.1125	$—
Weighted-average shares used to compute net (loss) earnings per share:
Basic	1,459	1,513	1,618
Diluted	1,459	1,531	1,647

(a)	Represents the settlement of certain pre-separation Hewlett-Packard Company income tax liabilities indemnified through the Tax Matters Agreement with HP Inc.

(b)	For the three months ended October 31, 2018, this amount primarily includes $1.3 billion expense as a result of the impact of U.S. tax reform.
For the three months ended October 31, 2017, this amount primarily includes the income tax benefit related to U.S. foreign tax credits generated in connection with the spin-off of the enterprise services business, Everett SpinCo Inc. ("Everett Transaction") and the software business, Seattle SpinCo, Inc, ("Seattle Transaction").

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (Unaudited) (In millions, except per share amounts)

	Twelve months ended October 31,
	2018	2017
Net revenue	$30,852	$28,871
Costs and expenses:
Cost of sales	21,560	20,177
Research and development	1,663	1,486
Selling, general and administrative	4,851	5,006
Amortization of intangible assets	294	321
Impairment of goodwill	88	—
Restructuring charges	19	417
Transformation costs	425	359
Disaster Charges	—	93
Acquisition and other related charges	82	203
Separation costs	12	248
Defined benefit plan settlement charges and remeasurement (benefit)	—	(64)
Total costs and expenses	28,994	28,246
Earnings from continuing operations	1,858	625
Interest and other, net	(274)	(327)
Tax indemnification adjustments(a)	(1,354)	(3)
Earnings (loss) from equity interests	38	(23)
Earnings from continuing operations before taxes	268	272
Benefit for taxes(b)	1,744	164
Net earnings from continuing operations	2,012	436
Net loss from discontinued operations	(104)	(92)
Net earnings	$1,908	$344
Net earnings (loss) per share:
Basic
Continuing operations	$1.32	$0.26
Discontinued operations	(0.07)	(0.05)
Total basic net earnings per share	$1.25	$0.21
Diluted
Continuing operations	$1.30	$0.26
Discontinued operations	(0.07)	(0.05)
Total diluted net earnings per share	$1.23	$0.21
Cash dividends declared per share	$0.4875	$0.2600
Weighted-average shares used to compute net earnings (loss) per share:
Basic	1,529	1,646
Diluted	1,553	1,674

(a)	Represents the settlement of certain pre-separation Hewlett-Packard Company income tax liabilities indemnified through the Tax Matters Agreement with HP Inc.

(b)
For the twelve months ended October 31, 2018, the amount primarily includes $2.0 billion benefit in connection with the settlement of certain pre-separation Hewlett-Packard Company income tax liabilities indemnified through the Tax Matters Agreement with HP Inc. Further, as a result of the impact of U.S. Tax Reform, it also includes $2.0 billion tax benefit from the application of the new tax rules including a lower federal tax rate to deferred tax assets and liabilities, partially offset by a provisional estimate of $1.7 billion of transition tax expense on accumulated non U.S. earnings, and a provisional estimate of $687 million of tax expense on valuation allowance on foreign tax credits. In connection with the Everett Transaction, for the twelve months ended October 31, 2018, this amount also includes $208 million benefit primarily from foreign tax credits and from the release of non U.S. valuation allowances on deferred taxes established in connection with the Everett Transaction, following changes in foreign tax laws.

For the twelve months ended October 31, 2017, the amount primarily includes the income tax benefit related to the U.S. foreign tax credits generated as a result of the Everett and Seattle Transactions, partially offset by income tax expense as a result of recording valuation allowance on certain U.S. deferred tax assets.

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
ADJUSTMENTS TO GAAP NET EARNINGS, EARNINGS FROM OPERATIONS,
OPERATING MARGIN AND DILUTED NET EARNINGS PER SHARE
(Unaudited)
(In millions, except percentages and per share amounts)

	Three months ended October 31, 2018	Diluted net earnings per share	Three months ended July 31, 2018	Diluted net earnings per share	Three months ended October 31, 2017	Diluted net earnings per share
GAAP net (loss) earnings from continuing operations	$(772)	$(0.53)	$452	$0.29	$378	$0.23

Non-GAAP adjustments:
Amortization of intangible assets	72	0.05	72	0.05	86	0.05
Impairment of goodwill	88	0.06	—	—	—	—
Restructuring charges	5	—	2	—	113	0.07
Transformation costs(a)	(54)	(0.04)	131	0.09	328	0.20
Disaster Charges	—	—	—	—	93	0.06
Acquisition and other related charges	12	0.01	24	0.02	53	0.03
Separation costs	12	0.01	(2)	—	202	0.12
Defined benefit plan settlement charges and remeasurement (benefit)	—	—	—	—	(26)	(0.02)
Tax indemnification adjustments(b)	12	0.01	(2)	—	2	—
Loss from equity interests(c)	38	0.03	38	0.02	43	0.03
Adjustments for taxes(d)	1,252	0.85	(45)	(0.03)	(799)	(0.48)
Non-GAAP net earnings from continuing operations	$665	$0.45	$670	$0.44	$473	$0.29

GAAP earnings (loss) from continuing operations	$684		$516		$(224)

Non-GAAP adjustments related to continuing operations:
Amortization of intangible assets	72		72		86
Impairment of goodwill	88		—		—
Restructuring charges	5		2		113
Transformation costs	(74)		131		328
Disaster Charges	—		—		93
Acquisition and other related charges	12		24		53
Separation costs	12		(2)		202
Defined benefit plan settlement charges and remeasurement (benefit)	—		—		(26)
Non-GAAP earnings from continuing operations	$799		$743		$625

GAAP operating margin from continuing operations	9%		7%		(3)%
Non-GAAP adjustments from continuing operations	1%		3%		11%
Non-GAAP operating margin from continuing operations	10%		10%		8%

GAAP net earnings (loss) from discontinued operations	$15	$0.01	$(1)	$—	$146	$0.09

Non-GAAP adjustments related to discontinued operations:
Amortization of intangible assets	—	—	—	—	10	0.01
Restructuring charges	—	—	—	—	(2)	—
Separation costs	—	—	—	—	70	0.04
Defined benefit plan settlement charges and remeasurement (benefit)	—	—	—	—	(1)	—
Interest expense on Seattle debt	—	—	—	—	8	—
Tax indemnification adjustments	(11)	(0.01)	—	—	15	0.01
Adjustments for taxes(e)	(4)	—	1	—	(216)	(0.13)
Non-GAAP net earnings from discontinued operations	$—	$—	$—	$—	$30	$0.02

Total GAAP net (loss) earnings	$(757)	$(0.52)	$451	$0.29	$524	$0.32
Total Non-GAAP net earnings	$665	$0.45	$670	$0.44	$503	$0.31

(a)
Includes transformation costs of $20 million related to cumulative translation adjustments resulting from country exits associated with the HPE Next initiative, which was recorded within Interest and other, net.

(b)	Represents the settlement of certain pre-separation Hewlett-Packard Company income tax liabilities indemnified through the Tax Matters Agreement with HP Inc.

(c)	Represents the amortization of basis difference adjustments related to the H3C divestiture.

(d)
Includes tax amounts in connection with the Everett and Seattle Transactions, tax amounts related to U.S. tax reform, tax amounts related to the settlement of certain pre-separation Hewlett-Packard Company income tax liabilities indemnified through the Tax Matters Agreement with HP Inc., and excess tax benefits associated with stock-based compensation. For the three months ended October 31, 2018, this amount primarily includes $1.3 billion expense as a result of U.S. tax reform.

For the three months ended October 31, 2017, this amount primarily includes the income tax benefit related to U.S. foreign tax credits generated in connection with the Everett and Seattle Transactions.

(e)
For the three months ended October 31, 2017, this amount primarily includes the income tax benefit related to U.S. foreign tax credits generated as a result of the Everett and Seattle Transactions included in discontinued operations.

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
ADJUSTMENTS TO GAAP NET EARNINGS, EARNINGS FROM OPERATIONS,
OPERATING MARGIN AND DILUTED NET EARNINGS PER SHARE
(Unaudited)
(In millions, except percentages and per share amounts)

	Twelve months ended October 31, 2018	Diluted net earnings per share	Twelve months ended October 31, 2017	Diluted net earnings per share
GAAP net earnings from continuing operations	$2,012	$1.30	$436	$0.26

Non-GAAP adjustments:
Amortization of intangible assets	294	0.19	321	0.19
Impairment of goodwill	88	0.06	—	—
Restructuring charges	19	0.01	417	0.25
Transformation costs(a)	445	0.29	359	0.21
Disaster Charges	—	—	93	0.06
Acquisition and other related charges	82	0.05	203	0.12
Separation costs	12	0.01	248	0.15
Defined benefit plan settlement charges and remeasurement (benefit)	—	—	(64)	(0.04)
Tax indemnification adjustments(b)	1,354	0.87	3	—
Loss from equity interests(c)	151	0.10	155	0.09
Adjustments for taxes(d)	(2,039)	(1.32)	(563)	(0.33)
Non-GAAP net earnings from continuing operations	$2,418	$1.56	$1,608	$0.96

GAAP earnings from continuing operations	$1,858		$625

Non-GAAP adjustments related to continuing operations:
Amortization of intangible assets	294		321
Impairment of goodwill	88		—
Restructuring charges	19		417
Transformation costs	425		359
Disaster Charges	—		93
Acquisition and other related charges	82		203
Separation costs	12		248
Defined benefit plan settlement charges and remeasurement (benefit)	—		(64)
Non-GAAP earnings from continuing operations	$2,778		$2,202

GAAP operating margin from continuing operations	6%		2%
Non-GAAP adjustments from continuing operations	3%		6%
Non-GAAP operating margin from continuing operations	9%		8%

GAAP net loss from discontinued operations	$(104)	$(0.07)	$(92)	$(0.05)

Non-GAAP adjustments related to discontinued operations:
Amortization of intangible assets	—	—	116	0.07
Restructuring charges	—	—	251	0.15
Acquisition and other related charges	—	—	1	—
Separation costs	51	0.03	1,037	0.62

Defined benefit plan settlement charges and remeasurement (benefit)	—	—	(9)	(0.01)
Interest expense on Seattle debt	—	—	19	0.01
Tax indemnification adjustments	58	0.04	15	0.01
Adjustments for taxes(e)	(5)	—	(587)	(0.35)
Non-GAAP net earnings from discontinued operations	$—	$—	$751	$0.45

Total GAAP net earnings	$1,908	$1.23	$344	$0.21
Total Non-GAAP net earnings	$2,418	$1.56	$2,359	$1.41

(a)
Includes transformation costs of $20 million related to cumulative translation adjustments resulting from country exits associated with the HPE Next initiative, which was recorded within Interest and other, net.

(b)	Represents the settlement of certain pre-separation Hewlett-Packard Company income tax liabilities indemnified through the Tax Matters Agreement with HP Inc.

(c)	Represents the amortization of basis difference adjustments related to the H3C divestiture.

(d)
Includes tax amounts in connection with the Everett and Seattle Transactions, tax amounts related to U.S. tax reform, tax amounts related to the settlement of certain pre-separation Hewlett-Packard Company income tax liabilities indemnified through the Tax Matters Agreement with HP Inc., and excess tax benefits associated with stock-based compensation.

For the twelve months ended October 31, 2018, the amount includes $2.0 billion benefit in connection with the settlement of certain pre-separation Hewlett-Packard Company income tax liabilities indemnified through the Tax Matters Agreement with HP Inc. Further, as a result of the impact of U.S. Tax Reform, it also includes $2.0 billion tax benefit from the application of the new tax rules including a lower federal tax rate to deferred tax assets and liabilities, partially offset by a provisional estimate of $1.7 billion of transition tax expense on accumulated non U.S. earnings, and a provisional estimate of $687 million of tax expense on valuation allowance on foreign tax credits. In connection with the Everett Transaction, for the twelve months ended October 31, 2018, this amount also includes $208 million benefit primarily from foreign tax credits and from the release of non U.S. valuation allowances on deferred taxes established in connection with the Everett Transaction, following changes in foreign tax laws.
For the twelve months ended October 31, 2017, the amount primarily includes the income tax benefit related to the U.S. foreign tax credits generated as a result of the Everett and Seattle Transactions, partially offset by income tax expense as a result of recording valuation allowance on certain U.S. deferred tax assets.

(e)
For the twelve months ended October 31, 2017, this amount primarily includes the income tax benefit related to U.S. foreign tax credits generated as a result of the Everett and Seattle Transactions included in discontinued operations.

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited) (In millions, except par value)

	As of
	October 31, 2018	October 31, 2017
ASSETS
Current assets:
Cash and cash equivalents	$4,880	$9,579
Accounts receivable	3,263	3,073
Financing receivables	3,396	3,378
Inventory	2,447	2,315
Assets held for sale	6	14
Other current assets	3,280	3,085
Total current assets	17,272	21,444
Property, plant and equipment	6,138	6,269
Long-term financing receivables and other assets	11,359	12,600
Investments in equity interests	2,398	2,535
Goodwill and intangible assets	18,326	18,558
Total assets	$55,493	$61,406
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Notes payable and short-term borrowings	$2,005	$3,850
Accounts payable	6,092	6,072
Employee compensation and benefits	1,412	1,156
Taxes on earnings	378	429
Deferred revenue	3,177	3,128
Accrued restructuring	294	445
Other accrued liabilities	3,840	3,844
Total current liabilities	17,198	18,924
Long-term debt	10,136	10,182
Other non-current liabilities	6,885	8,795
Stockholders’ equity
HPE stockholders’ equity:
Preferred stock, $0.01 par value (300 shares authorized; none issued and outstanding at October 31, 2018)	—	—
Common stock, $0.01 par value (9,600 shares authorized; 1,423 and 1,595 issued and outstanding at October 31, 2018 and October 31, 2017, respectively)	14	16
Additional paid-in capital	30,342	33,583
Accumulated deficit	(5,899)	(7,238)
Accumulated other comprehensive loss	(3,218)	(2,895)
Total HPE stockholders’ equity	21,239	23,466
Non-controlling interests	35	39
Total stockholders’ equity	21,274	23,505
Total liabilities and stockholders’ equity	$55,493	$61,406

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited) (In millions)

	Three months ended October 31, 2018	Twelve months ended October 31, 2018
Cash flows from operating activities:
Net (loss) earnings	$(757)	$1,908
Adjustments to reconcile net (loss) earnings to net cash provided by operating activities:
Depreciation and amortization	645	2,576
Impairment of goodwill	88	88
Stock-based compensation expense	44	286
Provision for doubtful accounts and inventory	61	198
Restructuring charges	151	550
Deferred taxes on earnings	3,444	2,229
(Earnings) loss from equity interests	(15)	(38)
Dividends received from equity investees	117	164
Other, net	(213)	(158)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(357)	(220)
Financing receivables	(138)	(366)
Inventory	285	(260)
Accounts payable	(99)	(27)
Taxes on earnings	(2,245)	(4,516)
Restructuring	(107)	(647)
Other assets and liabilities	422	1,197
Net cash provided by operating activities	1,326	2,964
Cash flows from investing activities:
Investment in property, plant and equipment	(827)	(2,956)
Proceeds from sale of property, plant and equipment	533	1,094
Purchases of available-for-sale securities and other investments	(1)	(33)
Maturities and sales of available-for-sale securities and other investments	2	98
Financial collateral posted	(229)	(1,547)
Financial collateral returned	134	1,467
Payments made in connection with business acquisitions, net of cash acquired	—	(207)
Proceeds from business divestitures, net	—	13
Net cash used in investing activities	(388)	(2,071)
Cash flows from financing activities:
Short-term borrowings with original maturities less than 90 days, net	(79)	5
Proceeds from debt, net of issuance costs	1,563	2,457
Payment of debt	(1,600)	(4,138)
Net proceeds related to stock-based award activities	12	116
Repurchase of common stock	(983)	(3,568)
Net transfer of cash and cash equivalents to Everett	—	(41)
Net transfer of cash and cash equivalents from Seattle	—	156
Cash dividends paid to non-controlling interests	—	(9)
Cash dividends paid	(164)	(570)
Net cash used in financing activities	(1,251)	(5,592)
Decrease in cash and cash equivalents	(313)	(4,699)
Cash and cash equivalents at beginning of period	5,193	9,579
Cash and cash equivalents at end of period	$4,880	$4,880

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES SEGMENT INFORMATION (Unaudited) (In millions)

	Three months ended
	October 31, 2018	July 31, 2018	October 31, 2017
Net revenue:(a)
Hybrid IT	$6,436	$6,243	$6,155
Intelligent Edge	814	785	697
Financial Services	939	928	1,010
Corporate Investments	—	—	3
Total segment net revenue	8,189	7,956	7,865
Elimination of intersegment net revenue and other	(243)	(192)	(205)
Total Hewlett Packard Enterprise consolidated net revenue	$7,946	$7,764	$7,660

Earnings from continuing operations before taxes:(a)(b)
Hybrid IT	$764	$661	$602
Intelligent Edge	82	91	87
Financial Services	73	73	77
Corporate Investments	(23)	(24)	(21)
Total segment earnings from operations	896	801	745

Unallocated corporate costs and eliminations(b)	(88)	(44)	(100)
Unallocated stock-based compensation expense(b)	(9)	(14)	(20)
Amortization of intangible assets	(72)	(72)	(86)
Impairment of goodwill	(88)	—	—
Restructuring charges	(5)	(2)	(113)
Transformation costs	74	(131)	(328)
Disaster charges	—	—	(93)
Acquisition and other related charges	(12)	(24)	(53)
Separation costs	(12)	2	(202)
Defined benefit plan settlement charges and remeasurement (benefit)	—	—	26
Interest and other, net	(111)	(64)	(76)
Tax indemnification adjustments	(12)	2	(2)
Earnings from equity interests	15	11	1
Total Hewlett Packard Enterprise consolidated earnings (loss) from continuing operations before taxes	$576	$465	$(301)

(a)
Effective at the beginning of the first quarter of fiscal 2018, the Company implemented organizational changes to align its segment financial reporting more closely with its current business structure. As a result, prior period numbers have been restated to conform with current period presentation.

(b)
Effective at the beginning of the first quarter of fiscal 2018, the Company implemented certain changes to its allocation methodology for stock-based compensation expense and certain corporate costs, which align to its segment financial reporting and are consistent with the manner in which the operating segments will be evaluated for performance on a prospective basis. As a result, prior period numbers have been restated to conform with current period presentation.

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES SEGMENT INFORMATION (Unaudited) (In millions)

	Twelve months ended October 31,
	2018	2017
Net revenue:(a)
Hybrid IT	$25,033	$23,627
Intelligent Edge	2,929	2,584
Financial Services	3,671	3,602
Corporate Investments	(1)	3
Total segment net revenue	31,632	29,816
Elimination of intersegment net revenue and other	(780)	(945)
Total Hewlett Packard Enterprise consolidated net revenue	$30,852	$28,871

Earnings from continuing operations before taxes:(a)(b)
Hybrid IT	$2,654	$2,274
Intelligent Edge	237	253
Financial Services	290	299
Corporate Investments	(90)	(106)
Total segment earnings from operations	3,091	2,720

Unallocated corporate costs and eliminations(b)	(240)	(408)
Unallocated stock-based compensation expense(b)	(73)	(110)
Amortization of intangible assets	(294)	(321)
Impairment of goodwill	(88)	—
Restructuring charges	(19)	(417)
Transformation costs	(425)	(359)
Disaster charges	—	(93)
Acquisition and other related charges	(82)	(203)
Separation costs	(12)	(248)
Defined benefit plan settlement charges and remeasurement (benefit)	—	64
Interest and other, net	(274)	(327)
Tax indemnification adjustments	(1,354)	(3)
Earnings (loss) from equity interests	38	(23)
Total Hewlett Packard Enterprise consolidated earnings from continuing operations before taxes	$268	$272

(a)
Effective at the beginning of the first quarter of fiscal 2018, the Company implemented organizational changes to align its segment financial reporting more closely with its current business structure. As a result, prior period numbers have been restated to conform with current period presentation.

(b)
Effective at the beginning of the first quarter of fiscal 2018, the Company implemented certain changes to its allocation methodology for stock-based compensation expense and certain corporate costs, which align to its segment financial reporting and are consistent with the manner in which the operating segments will be evaluated for performance on a prospective basis. As a result, prior period numbers have been restated to conform with current period presentation.

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES SEGMENT/BUSINESS UNIT INFORMATION (Unaudited) (In millions, except percentages)

	Three months ended			Change (%)
	October 31, 2018	July 31, 2018	October 31, 2017	Q/Q	Y/Y
Net revenue:(a)
Hybrid IT
Hybrid IT Product
Compute	$3,608	$3,510	$3,321	3%	9%
Storage	959	887	905	8%	6%
DC Networking	58	59	57	(2%)	2%
Total Hybrid IT Product	4,625	4,456	4,283	4%	8%
HPE Pointnext	1,811	1,787	1,872	1%	(3%)
Total Hybrid IT	6,436	6,243	6,155	3%	5%
Intelligent Edge
HPE Aruba Product	729	706	624	3%	17%
HPE Aruba Services	85	79	73	8%	16%
Total Intelligent Edge	814	785	697	4%	17%
Financial Services	939	928	1,010	1%	(7%)
Corporate Investments	—	—	3	NM	(100%)
Total segment net revenue	8,189	7,956	7,865	3%	4%
Elimination of intersegment net revenue and other	(243)	(192)	(205)	27%	19%
Total Hewlett Packard Enterprise consolidated net revenue	$7,946	$7,764	$7,660	2%	4%

(a)
Effective at the beginning of the first quarter of fiscal 2018, the Company implemented organizational changes to align its segment financial reporting more closely with its current business structure. As a result, prior period numbers have been restated to conform with current period presentation.

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES SEGMENT/BUSINESS UNIT INFORMATION (Unaudited) (In millions, except percentages)

	Twelve months ended October 31,
	2018	2017	Y/Y
Net revenue:(a)
Hybrid IT
Hybrid IT Product
Compute	$13,823	$12,837	8%
Storage	3,706	3,280	13%
DC Networking	225	214	5%
Total Hybrid IT Product	17,754	16,331	9%
HPE Pointnext	7,279	7,296	—
Total Hybrid IT	25,033	23,627	6%
Intelligent Edge
HPE Aruba Product	2,619	2,307	14%
HPE Aruba Services	310	277	12%
Total Intelligent Edge	2,929	2,584	13%
Financial Services	3,671	3,602	2%
Corporate Investments	(1)	3	(133%)
Total segment net revenue	31,632	29,816	6%
Elimination of intersegment net revenue and other	(780)	(945)	(17%)
Total Hewlett Packard Enterprise consolidated net revenue	$30,852	$28,871	7%

(a)
Effective at the beginning of the first quarter of fiscal 2018, the Company implemented organizational changes to align its segment financial reporting more closely with its current business structure. As a result, prior period numbers have been restated to conform with current period presentation.

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES SEGMENT OPERATING MARGIN SUMMARY DATA (Unaudited)

	Three months ended	Change in Operating Margin (pts)
	October 31, 2018	Q/Q	Y/Y
Segment operating margin:(a)
Hybrid IT	11.9%	1.3 pts	2.1 pts
Intelligent Edge	10.1%	(1.5) pts	(2.4) pts
Financial Services	7.8%	(0.1) pts	0.2 pts
Corporate Investments(b)	NM	NM	NM
Total segment operating margin	10.9%	0.8 pts	1.4 pts

(a)
Effective at the beginning of the first quarter of fiscal 2018, the Company implemented organizational changes to align its segment financial reporting more closely with its current business structure. As a result, prior period numbers have been restated to conform with current period presentation.

(b)	“NM” represents not meaningful.

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES CALCULATION OF DILUTED NET EARNINGS (LOSS) PER SHARE (Unaudited) (In millions, except per share amounts)

	Three months ended
	October 31, 2018	July 31, 2018	October 31, 2017
Numerator:
GAAP net (loss) earnings from continuing operations	$(772)	$452	$378
GAAP net earnings (loss) from discontinued operations	$15	$(1)	$146
Non-GAAP net earnings from continuing operations	$665	$670	$473
Non-GAAP net earnings from discontinued operations	$—	$—	$30

Denominator:
Weighted-average shares used to compute basic net (loss) earnings per share and diluted net earnings (loss) per share	1,459	1,513	1,618
Dilutive effect of employee stock plans(a)	17	18	29
Weighted-average shares used to compute diluted net earnings (loss) per share	1,476	1,531	1,647

GAAP net (loss) earnings per share from continuing operations
Basic	$(0.53)	$0.30	$0.23
Diluted(a)	$(0.53)	$0.29	$0.23

GAAP net earnings per share from discontinued operations
Basic	$0.01	$—	$0.09
Diluted(a)	$0.01	$—	$0.09

Non-GAAP net earnings per share from continuing operations
Basic	$0.46	$0.44	$0.29
Diluted(b)	$0.45	$0.44	$0.29

Non-GAAP net earnings per share from discontinued operations
Basic	$—	$—	$0.02
Diluted(b)	$—	$—	$0.02

Total Hewlett Packard Enterprise GAAP basic net (loss) earnings per share	$(0.52)	$0.30	$0.32
Total Hewlett Packard Enterprise GAAP diluted net (loss) earnings per share	$(0.52)	$0.29	$0.32
Total Hewlett Packard Enterprise Non-GAAP basic net earnings per share	$0.46	$0.44	$0.31
Total Hewlett Packard Enterprise Non-GAAP diluted net earnings per share	$0.45	$0.44	$0.31

(a)
GAAP diluted net earnings per share reflects any dilutive effect of restricted stock awards, stock options and performance-based awards, but the effect is excluded when calculating GAAP diluted net (loss) per share because it would be anti-dilutive.

(b)	Non-GAAP diluted net earnings per share reflects any dilutive effect of restricted stock awards, stock options and performance-based awards.

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES CALCULATION OF DILUTED NET EARNINGS (LOSS) PER SHARE (Unaudited) (In millions, except per share amounts)

	Twelve months ended October 31,
	2018	2017
Numerator:
GAAP net earnings from continuing operations	$2,012	$436
GAAP net loss from discontinued operations	$(104)	$(92)
Non-GAAP net earnings from continuing operations	$2,418	$1,608
Non-GAAP net earnings from discontinued operations	$—	$751

Denominator:
Weighted-average shares used to compute basic net earnings (loss) per share and diluted net earnings (loss) per share	1,529	1,646
Dilutive effect of employee stock plans(a)	24	28
Weighted-average shares used to compute diluted net earnings (loss) per share	1,553	1,674

GAAP net earnings per share from continuing operations
Basic	$1.32	$0.26
Diluted(a)	$1.30	$0.26

GAAP net loss per share from discontinued operations
Basic	$(0.07)	$(0.05)
Diluted(a)	$(0.07)	$(0.05)

Non-GAAP net earnings per share from continuing operations
Basic	$1.58	$0.98
Diluted(b)	$1.56	$0.96

Non-GAAP net earnings per share from discontinued operations
Basic	$—	$0.45
Diluted(b)	$—	$0.45

Total Hewlett Packard Enterprise GAAP basic net earnings per share	$1.25	$0.21
Total Hewlett Packard Enterprise GAAP diluted net earnings per share	$1.23	$0.21
Total Hewlett Packard Enterprise Non-GAAP basic net earnings per share	$1.58	$1.43
Total Hewlett Packard Enterprise Non-GAAP diluted net earnings per share	$1.56	$1.41

(a)
GAAP diluted net earnings per share reflects any dilutive effect of restricted stock awards, stock options and performance-based awards, but the effect is excluded when calculating GAAP diluted net (loss) per share because it would be anti-dilutive.

(b)	Non-GAAP diluted net earnings per share reflects any dilutive effect of restricted stock awards, stock options and performance-based awards.

Use of non-GAAP financial measures

To supplement Hewlett Packard Enterprise’s condensed consolidated financial statement information presented on a GAAP basis, Hewlett Packard Enterprise provides revenue on a constant currency basis, revenue adjusted for divestitures and currency, non-GAAP operating expenses, non-GAAP operating profit, non-GAAP operating margin, non-GAAP income tax rate, non-GAAP net earnings from continuing operations, non-GAAP net earnings from discontinued operations, non-GAAP diluted net earnings per share from continuing operations, adjusted non-GAAP diluted net earnings per share, non-GAAP diluted net earnings per share from discontinued operations, gross cash, free cash flow, net capital expenditures, net debt, net cash, operating company net debt and operating company net cash financial measures. Hewlett Packard Enterprise also provides forecasts of non-GAAP diluted net earnings per share and free cash flow.

These non-GAAP financial measures are not computed in accordance with, or as an alternative to, generally accepted accounting principles in the United States. The GAAP measure most directly comparable to revenue on a constant currency basis is revenue. The GAAP measure most directly comparable to revenue adjusted for divestitures and currency is revenue. The GAAP measure most directly comparable to non-GAAP operating expense is total costs and expenses. The GAAP measure most directly comparable to non-GAAP operating profit is earnings from operations. The GAAP measure most directly comparable to non-GAAP operating margin is operating margin. The GAAP measure most directly comparable to non-GAAP income tax rate is income tax rate. The GAAP measure most directly comparable to non-GAAP net earnings from continuing operations is net earnings from continuing operations. The GAAP measure most directly comparable to non-GAAP net earnings from discontinued operations is net earnings from discontinued operations. The GAAP measure most directly comparable to non-GAAP diluted net earnings per share from continuing operations is diluted net earnings per share from continuing operations. The GAAP measure most directly comparable to the adjusted non-GAAP diluted net earnings per share is diluted net earnings per share. The GAAP measure most directly comparable to non-GAAP diluted net earnings per share from discontinued operations is diluted net earnings per share from discontinued operations. The GAAP measure most directly comparable to gross cash is cash and cash equivalents. The GAAP measure most directly comparable to free cash flow is cash flow from operations. The GAAP measure most directly comparable to net capital expenditures is investment in property, plant and equipment. The GAAP measure most directly comparable to net debt and operating company net debt is total company debt. The GAAP measure most directly comparable to each of net cash and operating company net cash is cash and cash equivalents. Reconciliations of each of these non-GAAP financial measures to GAAP information are included in the tables above or elsewhere in the materials accompanying this news release.

Use and economic substance of non-GAAP financial measures used by Hewlett Packard Enterprise

Revenue on a constant currency basis assumes no change in the foreign exchange rate from the prior-year period. Revenue adjusted for divestitures and currency excludes revenue resulting from business divestitures in fiscal 2017 and 2016 and also assumes no change in the foreign exchange rate from the prior-year period. Non-GAAP operating expenses, non-GAAP operating profit, and non-GAAP operating margin are defined to exclude any charges relating to the amortization of intangible assets, impairment of goodwill, restructuring charges, charges relating to the separation transactions, transformation costs, acquisition and other related charges, disaster charges and defined benefit plan settlement and remeasurement charges. Non-GAAP net earnings from continuing operations and non-GAAP diluted net earnings per share from continuing operations consist of net earnings or diluted net earnings per share excluding those same charges, as well as an adjustment to earnings in equity interests, tax indemnification adjustments, income tax valuation allowances and separation taxes, the impact of U.S. tax reform and excess tax benefit from stock-based compensation. Adjusted non-GAAP diluted net earnings per share consists of non-GAAP diluted net earnings per share from continuing operations adjusted for pension accounting and taxes. Non-GAAP net earnings from discontinued operations and non-GAAP diluted net earnings per share from discontinued operations consist of net earnings from discontinued operations or diluted net earnings per share from discontinued operations excluding those same charges, as applicable to discontinued operations. In addition, non-GAAP net earnings from continuing operations, non-GAAP net earnings from discontinued operations, non-GAAP diluted net earnings per share from continuing operations and non-GAAP diluted net earnings per share from discontinued operations are adjusted by the amount of additional taxes or tax benefits associated with each non-GAAP item.

Hewlett Packard Enterprise’s management uses these non-GAAP financial measures for purposes of evaluating Hewlett Packard Enterprise’s historical and prospective financial performance, as well as Hewlett Packard Enterprise’s performance relative to its competitors. Hewlett Packard Enterprise’s management also uses these non-GAAP measures to further its own understanding of Hewlett Packard Enterprise’s segment operating performance. Hewlett Packard Enterprise believes that excluding the items mentioned above from these non-GAAP financial measures allows Hewlett Packard Enterprise’s management to better understand Hewlett Packard Enterprise’s consolidated financial performance in relation to the operating results of Hewlett Packard Enterprise’s segments, as Hewlett Packard Enterprise’s management does not believe that the excluded items are reflective of ongoing operating results. More specifically, Hewlett Packard Enterprise’s management excludes each of those items mentioned above for the following reasons:

•
Hewlett Packard Enterprise incurs charges relating to the amortization of intangible assets. Those charges are included in Hewlett Packard Enterprise’s GAAP earnings from operations, operating margin, net earnings and diluted net earnings per share. Such charges are significantly impacted by the timing and magnitude of Hewlett Packard Enterprise’s acquisitions and any related impairment charges. Consequently, Hewlett Packard Enterprise excludes these charges for purposes of calculating these non-GAAP measures to facilitate a more meaningful evaluation of Hewlett Packard Enterprise’s current operating performance and comparisons to Hewlett Packard Enterprise’s operating performance in other periods.

•
In the fourth quarter of fiscal 2018, Communications and Media Services ("CMS") was identified as a separate reporting unit within Hybrid IT, which triggered an interim impairment test, resulting in an impairment of goodwill charge. Hewlett Packard Enterprise excludes these charges for purposes of calculating these non-GAAP measures to facilitate a more meaningful evaluation of Hewlett Packard Enterprise’s current operating performance and comparisons to Hewlett Packard Enterprise’s operating performance in other periods.

•
Restructuring charges are costs associated with a formal restructuring plan and are primarily related to (i) employee termination costs and benefits (ii) costs to vacate duplicative facilities and (iii) an accelerated employee stock compensation program. Hewlett Packard Enterprise excludes these restructuring costs (and any reversals of charges recorded in prior periods) for purposes of calculating these non-GAAP measures because it believes that these historical costs do not reflect expected future operating expenses and do not contribute to a meaningful evaluation of Hewlett Packard Enterprise’s current operating performance or comparisons to Hewlett Packard Enterprise’s operating performance in other periods.

•
Separation costs are expenses associated with HP Inc.’s (formerly known as “Hewlett-Packard Company” or “HP Co.”) separation into two independent publicly-traded companies and the spin-off and merger transactions of the Enterprise Services business with CSC ("Everett Transaction") and the Software business with Micro Focus (“Seattle Transaction”). The charges are primarily related to third-party consulting, contractor fees and other incremental costs incurred to complete the transactions. Hewlett Packard Enterprise excludes these separation costs for purposes of calculating these non-GAAP measures to facilitate a more meaningful evaluation of Hewlett Packard Enterprise’s current operating performance and comparisons to Hewlett Packard Enterprise’s operating performance in other periods.

•
Transformation costs represent net costs related to the HPE Next initiative and include restructuring charges, program design and execution costs, costs incurred to transform Hewlett Packard Enterprise's IT infrastructure and gains from the sale of real-estate identified as part of the initiative. For fiscal year 2018, transformation costs also include a cumulative translation adjustments resulting from country exits associated with the HPE Next Initiative. Hewlett Packard Enterprise believes that eliminating such expenses and gains for purposes of calculating these non-GAAP measures facilitates a more meaningful evaluation of Hewlett Packard Enterprise’s current operating performance and comparisons to Hewlett Packard Enterprise’s past operating performance.

•
Hewlett Packard Enterprise incurs costs related to its acquisitions and divestitures, most of which are treated as non-cash or non-capitalized expenses. The charges are direct expenses such as professional fees and retention costs, as well as non-cash adjustments to the fair value of certain acquired assets such as inventory. Because non-cash or non-capitalized acquisition-related expenses are inconsistent in amount and frequency and are significantly impacted by the timing and nature of Hewlett Packard Enterprise’s acquisitions and divestitures, Hewlett Packard Enterprise believes that eliminating such expenses for purposes of calculating these non-GAAP measures facilitates a more meaningful evaluation of Hewlett Packard Enterprise’s current operating performance and comparisons to Hewlett Packard Enterprise’s past operating performance.

•
Disaster charges represent costs related to the damages sustained as a result of Hurricane Harvey in Houston, Texas, which includes the deductible related to the Company's insurance program as well as an impairment of the Company's facilities. Hewlett Packard Enterprise believes that eliminating these amounts for purposes of calculating non-GAAP operating profit facilitates a more meaningful evaluation of Hewlett Packard Enterprise’s current operating performance and comparisons to Hewlett Packard Enterprise’s operating performance in other periods.

•
Hewlett Packard Enterprise incurs defined benefit plan settlement and remeasurement charges relating to its defined pension plans. The charges are associated with the net settlement resulting from voluntary lump sum payments offered to certain terminated vested participants and remeasurement of plan assets in connection with the Everett and Seattle Transactions, resulting in a decrease to the net periodic pension expense. Hewlett Packard Enterprise excludes these charges for the purpose of calculating these non- GAAP measures to facilitate a more meaningful evaluation of Hewlett Packard Enterprise’s current operating performance and comparisons to Hewlett Packard Enterprise’s operating performance in other periods.

•
Adjustment to earnings from equity interests includes the amortization of the basis difference in relation to the H3C divestiture and the resulting equity method investment in H3C. Hewlett Packard Enterprise believes that eliminating this amount for purposes of calculating non-GAAP operating profit facilitates a more meaningful evaluation of Hewlett Packard Enterprise’s current operating performance and comparisons to Hewlett Packard Enterprise’s operating performance in other periods.

•
Tax indemnification adjustments are related to changes in the indemnification positions between Hewlett Packard Enterprise and HP Inc., DXC and Micro Focus that are recorded by the Company as pre-tax income or expense and not considered tax expense. Hewlett Packard Enterprise excludes these charges and the associated tax impact for the purpose of calculating these non-GAAP measures to facilitate a more meaningful evaluation of Hewlett Packard Enterprise’s current operating performance and comparisons to Hewlett Packard Enterprise’s operating performance in other periods.

•
Valuation allowances and separation taxes represent tax amounts in connection with the spin-off of the enterprise services business, Everett SpinCo, Inc., and the software business, Seattle SpinCo, Inc. Since these charges do not represent ongoing expenses, Hewlett Packard Enterprise excludes these charges for the purpose of calculating these non-GAAP measures to facilitate a more meaningful evaluation of Hewlett Packard Enterprise’s current operating performance and comparisons to Hewlett Packard Enterprise’s operating performance in other periods.

•
As a result of the recently enacted U.S. tax reform, during the first quarter of fiscal 2018, Hewlett Packard Enterprise recorded an estimated tax benefit from the provisional application of the new tax rules including a lower federal tax rate to deferred tax assets and liabilities, partially offset by a provisional estimate for transition tax expense on accumulated non-U.S. undistributed earnings, and a benefit as a result of the liquidation of an insolvent non U.S. subsidiary. During the current quarter, the Company recorded SAB118 adjustments in connection with U.S. tax reform primarily related to transition tax. Since these adjustments represent a one-time charge and do not represent ongoing expenses, Hewlett Packard Enterprise excludes the charge for the purpose of calculating these non-GAAP measures to facilitate a more meaningful evaluation of the Company’s current operating performance and comparisons to Hewlett Packard Enterprise’s operating performance in other periods.

•
During the first quarter of fiscal 2018, the Company adopted ASU 2016-09 on a prospective basis, except for the statement of cash flows for which the statement was retrospectively adopted for the prior comparative periods. This standard requires excess tax benefits or tax deficiencies associated with stock-based compensation to be recognized as a component of the provision for income taxes in the Statement of Earnings rather than additional paid-in capital in the Balance Sheet. Since the benefit or deficiency is the outcome of Hewlett Packard Enterprise’s stock price at the time an award is converted to a share of Hewlett Packard Enterprise’s stock, Hewlett Packard Enterprise excludes these benefits or deficiencies for the purpose of calculating these non-GAAP measures to facilitate a more meaningful evaluation of Hewlett Packard Enterprise’s current operating performance and comparisons to Hewlett Packard Enterprise’s operating performance in other periods.

Material limitations associated with use of non-GAAP financial measures

These non-GAAP financial measures have limitations as analytical tools, and these measures should not be considered in isolation or as a substitute for analysis of Hewlett Packard Enterprise’s results as reported under GAAP. Some of the limitations in relying on these non-GAAP financial measures are:

•
Items such as amortization of intangible assets and impairment of goodwill, though not directly affecting Hewlett Packard Enterprise’s cash position, represent the loss in value of intangible assets over time. The expense associated with this loss in value is not included in non-GAAP operating expenses, non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings from continuing operations, non-GAAP net earnings from discontinued operations, non-GAAP diluted net earnings per share from continuing operations and non-GAAP diluted net earnings per share from discontinued operations, and therefore does not reflect the full economic effect of the loss in value of those intangible assets.

•
Items such as restructuring charges, separation costs, transformation costs and disaster charges that are excluded from non-GAAP operating expenses, non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings from continuing operations, non-GAAP net earnings from discontinued operations, non-GAAP diluted net earnings per share from continuing operations and non-GAAP diluted net earnings per share from discontinued operations can have a material impact on the equivalent GAAP earnings measure and cash flows.

•
Items such as tax indemnification adjustments, income tax valuation allowances and separation taxes, the impact of U.S. tax reform, excess tax benefits from stock-based compensation and the related tax impacts from other non-GAAP measures that are excluded from the non-GAAP tax rate, non-GAAP net earnings from continuing operations, non-GAAP earnings from discontinued operations, non-GAAP diluted net earnings per share from continuing operations and non-GAAP diluted net earnings per share from discontinued operations can also have a material impact on the equivalent GAAP earnings measures and cash flows.

•
Hewlett Packard Enterprise may not be able to immediately liquidate the short-term and long-term investments included in gross cash, which may limit the usefulness of gross cash as a liquidity measure.

•
Other companies may calculate revenue on a constant currency basis, non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings from continuing operations, non-GAAP net earnings from discontinued operations, non-GAAP diluted net earnings per share from continuing operations and non-GAAP diluted net earnings per share from discontinued operations differently than Hewlett Packard Enterprise does, limiting the usefulness of those measures for comparative purposes.

Compensation for limitations associated with use of non-GAAP financial measures

Hewlett Packard Enterprise compensates for the limitations on its use of non-GAAP financial measures by relying primarily on its GAAP results and using non-GAAP financial measures only as supplement. Hewlett Packard Enterprise also provides a reconciliation of each non-GAAP financial measure to its most directly comparable GAAP measure within this news release and in other written materials that include these non-GAAP financial measures, and Hewlett Packard Enterprise encourages investors to review carefully those reconciliations.

Usefulness of non-GAAP financial measures to investors

Hewlett Packard Enterprise believes that providing revenue on a constant currency basis, revenue adjusted for divestitures and currency, non-GAAP operating expenses, non-GAAP operating profit, non-GAAP operating margin, non-GAAP income tax rate, non-GAAP net earnings from continuing operations, non-GAAP net earnings from discontinued operations, non-GAAP diluted net earnings per share from continuing operations, adjusted non-GAAP diluted net earnings per share and non-GAAP diluted net earnings per share from discontinued operations, gross cash, free cash flow, net capital expenditures, net debt, net cash, operating company net debt and operating company net cash financial measures to investors in addition to the related GAAP measures provides investors with greater transparency to the information used by Hewlett Packard Enterprise’s management in its financial and operational decision making and allows investors to see Hewlett Packard Enterprise’s results “through the eyes” of management. Hewlett Packard Enterprise further believes that providing this information better enables Hewlett Packard Enterprise’s investors to understand Hewlett Packard Enterprise’s operating performance and to evaluate the efficacy of the methodology and information used by Hewlett Packard Enterprise’s management to evaluate and measure such performance. Disclosure of these non-GAAP financial measures also facilitates comparisons of Hewlett Packard Enterprise’s operating performance with the performance of other companies in Hewlett Packard Enterprise’s industry that supplement their GAAP results with non-GAAP financial measures that may be calculated in a similar manner.